PLAYBOY T7 Final
                                                                        02/28/01
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                                                       Contract Number:T70102100


                                AGREEMENT BETWEEN

                        PLAYBOY ENTERTAINMENT GROUP, INC.

                                       AND

                                 LORAL SKYNET(R)

                      CONCERNING SKYNET TRANSPONDER SERVICE

      This agreement (the "Agreement") is made this 1st day of March 2001 by and between Playboy Entertainment Group, Inc. ("Playboy") a corporation organized and existing under the laws of the State of Delaware and having its primary place of business at 9242 Beverly Boulevard, Beverly Hills, California 90210 (hereinafter collectively referred to as "CUSTOMER" which expression shall include its successors and permitted assigns) and Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, doing business as LORAL SKYNET, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "SKYNET" which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

      WHEREAS, SKYNET has launched its Telstar 7 satellite for the purpose of providing service to commercial services on such satellite; and,

      WHEREAS, CUSTOMER desires to obtain C-Band transponder capacity service on the Telstar 7 Satellite ("Telstar 7").

      NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:

1. SKYNET SERVICES

      1.1 SKYNET offers and CUSTOMER hereby orders SKYNET Transponder Service consisting of service on one (1) 36 MHz, C-Band, 37 Watt fully protected transponder (hereinafter referred to as the "Fully Protected" transponder) on Telstar 7 from October 1, 2001 through January 31, 2010.

      1.2 The service as described in Section 1.1 above shall hereinafter be referred to as the "Service".

      1.3 The Service is furnished to CUSTOMER subject to this Agreement, which consists of this Service Description and the following documents, which are

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SKYNET(R) is a registered trademark of Loral SpaceCom Corporation

                            LORAL SKYNET PROPRIETARY

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                                                                PLAYBOY T7 Final
                                                                        02/28/01
                                                                     Page 2 of 4


            attached hereto and incorporated herein by reference:

            1) The General Terms and Conditions
            2) Exhibit A - Performance Parameters
            3) Exhibit B - Transmission Parameters

2. RATES

      CUSTOMER shall pay a monthly rate for the Service as set forth in the following table:

                                                              Monthly Rate
Quantity       Service        Satellite          Term         Per Transponder
-----------------------------------------------------------------------------
   1     36 MHz 37W C-band    Telstar 7   10/01/01 - 1/31/02   No Charge
         Fully Protected                  02/01/02 - 1/31/10   $145,000.00

3. SECURITY PAYMENT

      NONE REQUIRED

4. OPTIONS TO EXTEND THE TERM OF SERVICE

      CUSTOMER shall have the to option extend the term of service under this Agreement to the end-of-life (EOL) of Telstar 7, currently anticipated to be on or about 4Q 2014, by providing SKYNET with notice no less than six (6) months prior to the expiration of the current term (notice prior to 7/31/09). The monthly rate for the extended term of service shall be $145,000.00.

5. ANTENNA SEEDING ALLOWANCE:

      SKYNET agrees to remit USD $140,000 to CUSTOMER prior to October 1, 2001 in conjunction with an anticipated antenna seeding program. This amount will be provided to CUSTOMER in four equal payments of USD $35,000.00 each. The payments will be sent to CUSTOMER, one each, on May 1, June 1, July 1 and August 1, 2001.

6. TRANSPONDER LOADING

      The monthly rate as set forth in Section 2 ("RATES") for the Service includes intrasatellite and intersatellite transponder management for the uplink of up to a maximum of six (6) carriers per transponder, subject to intrasatellite and intersatellite coordination,

                            LORAL SKYNET PROPRIETARY

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                                                                PLAYBOY T7 Final
                                                                        02/28/01
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for its initial loading plan ("Initial Loading Plan"). In the event CUSTOMER implements a Different Loading Plan, pursuant to Paragraph 8 ("USE OF THE TRANSPONDER") of Codicil 1, or if CUSTOMER notifies SKYNET that it desires to implement a Different Loading Plan, SKYNET shall extend reasonable efforts to effect such intrasatellite and intersatellite coordination. Any changes to such Initial Loading Plan shall be subject to the provisions of the General Terms and Conditions, Paragraphs 8 ("USE OF THE TRANSPONDER") and 9 ("MULTIPLE CARRIER CHARGE"). The number of channels within a carrier shall not be unreasonably restricted by SKYNET.

7. NOTICES

      All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered by hand, confirmed facsimile, or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      (i)   If to CUSTOMER:  PLAYBOY ENTERTAINMENT GROUP, INC.
                             9242 Beverly Blvd., 3rd Floor
                             Beverly Hills, CA 90210
                             Attn: Mr. James English, President and
                             Ms. Alexandra Shepard, Senior VP
                             Business and Legal Affairs
                             Phone: 310-246-4000
                             Fax: 310-246-4078

            Copy to:         Broadcast Cable Services, Inc.
                             2615 Creston Drive
                             Los Angeles, CA 90068
                             Attn: Mr. W. Tillson
                             Phone: 323-461-0700

      (ii)  If to SKYNET     LORAL SKYNET
                             500 Hills Drive
                             P.O. Box 7018
                             Bedminster, NJ 07921
                             ATTN: Joan Byrnes
                             Executive Vice President - Sales and Marketing
                             Room 3B28
                             Phone: 908-470-2323
                             Fax: 908-470-2459

                            LORAL SKYNET PROPRIETARY

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                                                                PLAYBOY T7 Final
                                                                        02/28/01
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            Copy to:         LORAL SKYNET
                             500 Hills Drive
                             Bedminster, NJ 07921
                             ATTN: Daniel J. Zaffarese
                             Senior Contract Manager
                             Room 3A02
                             Phone: (908) 470-2352
                             Fax: 908-470-2599

Either party may designate by notice in writing a new address or addressee, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be delivered, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed conclusive evidence of such delivery.

8. ENTIRE AGREEMENT

      This Agreement along with matters incorporated herein by reference, constitutes the entire agreement between CUSTOMER and SKYNET relative to the Service, and this Agreement can be altered, amended or revoked only by an instrument in writing signed by both CUSTOMER and SKYNET. CUSTOMER and SKYNET agree hereby that any prior or contemporaneous oral and written agreements between and among themselves and their agents and representatives relative to the subject of this Agreement are superseded and replaced by this Agreement. Any provision of this Agreement found to be unenforceable or invalid by a court of competent jurisdiction shall in no way affect the validity or enforceability of any other provision except that if such invalid or unenforceable provision provided a material benefit to a party hereto, such party shall have the right to terminate the Agreement without liability to the other.

      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written, and agree to the terms and conditions set forth herein.

PLAYBOY ENTERTAINMENT GROUP, INC.          LORAL SKYNET


By: /s/James L. English                    By: /s/ RJ. De Martini
    -------------------                        -------------------------------

Title: President                           Title: Director, Contracts
       -------------------                        ----------------------------

Date: 3/7/01                               Date: 3/12/01
      --------------------                       -----------------------------

                            LORAL SKYNET PROPRIETARY

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                                                                        02/28/01

                                    EXHIBIT A

                                    SKYNET(R)

                          C-BAND PERFORMANCE PARAMETERS

                                    TELSTAR 7

                     Minimum Performance At End-Of-Life With
                      50 State Plus U.S. Caribbean Coverage

C-BAND

REGION                             EIRP                         G/T
------                             ----                         ---

CONUS                            37.7 dBW                       -3.2
Major Alaskan Cities             31.0 dBW                       -12.5
Hawaii                           32.2 dBW                       -9.8
Puerto Rico and                  32.5 dBW                       -8.4
Virgin Islands
Mexico                           36.0 dBW                       -5.4
Southern Canada                  36.0 dBW                       -5.2
Caribbean                        33.0 dBW                       -7.7

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(R)SKYNET is a registered trademark of Loral SpaceCom Corporation

                            LORAL SKYNET PROPRIETARY

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                                                                        02/28/01

                                    EXHIBIT B

                                    SKYNET(R)
                         C-BAND TRANSMISSION PARAMETERS

                                    TELSTAR 7

A. Transmitted Carrier(s) - The transmitted carrier(s) shall be within accepted industry standards and shall be confined to a 36 MHz bandwidth centered on the frequency assigned by SKYNET.

B. Transmit Power - The SKYNET shall authorize a particular transmit power by a transmitting earth station. For transponders operating in the saturated mode, this authorized transmit power shall normally be that power necessary to saturate the transponder and shall not be exceeded by more than 2 dB. For transponders operating in a mode where the power is backed-off below saturation, this authorized transmit power shall not be exceeded.

C. C-Band Carrier Dispersal - For determining the amount of carrier dispersal required to control the energy (power flux density) at the earth's surface, a C-Band transponder's equivalent isotropically radiated power of +43 dBW for Telstar 7 transponders shall be assumed for beam center-Contiguous Mainland. SKYNET transponder users are required to provide enough modulation at all times such that the energy at the surface of the earth from a SKYNET satellite shall not exceed the limits set by the FCC.

D. Polarization Isolation (Transmitting Earth Station) - Isolation between orthogonal cross-polarized signals shall be at least 35 dB throughout the frequency bands of 5925 MHz to 6425 MHz within the cone angle of 0.25 Theta where Theta is the half-power beamwidth of the main beam. The polarization adjustment of the earth station antenna relative to the satellite shall be maintained to an accuracy of + 1.0 degree at minimum Faraday rotation when polarization tracking is not employed.

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(R)SKYNET is a registered trademark of Loral SpaceCom Corporation

                            LORAL SKYNET PROPRIETARY